UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2024

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On August 1, 2024, Occidental Petroleum Corporation (“Occidental”) consummated the previously announced acquisition (the “Acquisition” and, together with the other transactions contemplated by the Purchase Agreement (as defined below), the “Transactions”) of 100% of the issued and outstanding partner interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), pursuant to the terms of that certain Partnership Interest Purchase Agreement, dated December 10, 2023 (the “Purchase Agreement”), by and among Occidental, CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of Occidental (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of Occidental (“GP Purchaser” and, together with the LP Purchaser, the “Purchasers”). The events described in this Current Report on Form 8-K took place in connection with the closing of the Acquisition.
Item 1.01     Entry into a Material Definitive Agreement.
As contemplated by the Purchase Agreement, in connection with the closing of the Transactions, Occidental entered into a registration rights agreement (the “Registration Rights Agreement”) on August 1, 2024, with the Sellers pursuant to which Occidental has agreed, on the terms set forth therein, to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (the “Resale Shelf”) registering for resale the shares of Occidental common stock, $0.20 par value per share (“Common Stock”), comprising the Stock Consideration (as defined below) issued to the Sellers in connection with the Acquisition. Occidental is required to file the Resale Shelf with the SEC no later than five business days following the closing of the Acquisition and is required to use its commercially reasonable efforts to cause such Resale Shelf to remain effective until the shares comprising the Stock Consideration cease to be Registrable Shares (as defined in the Registration Rights Agreement) or the earlier termination of the Registration Rights Agreement pursuant to its terms. Furthermore, under the Registration Rights Agreement, the Sellers have certain underwritten offering demand rights and piggyback registration rights with respect to certain other offerings conducted by Occidental for its own account or other Occidental shareholders. The Registration Rights Agreement contains customary indemnification and contribution obligations of Occidental for the benefit of the Sellers and vice versa, in each case, subject to certain qualifications and exceptions. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.01     Completion of Acquisition or Disposition of Assets.
The disclosure set forth in the Introductory Note above is incorporated into this Item 2.01 by reference. As a result of the Acquisition and on the terms and pursuant to the conditions contained in the Purchase Agreement, on August 1, 2024, the Sellers sold to the Purchasers, and the Purchasers purchased and accepted, all of the issued and outstanding partner interests of CrownRock. Pursuant to the Purchase Agreement, the aggregate consideration for the Transactions was approximately $12.4 billion, consisting of approximately $9.4 billion in cash (inclusive of certain working capital and other customary purchase price adjustments), 29,560,619 shares of Common Stock (the “Stock Consideration”), and the assumption of $1.2 billion of existing debt of CrownRock and its subsidiaries.

Item 3.02     Unregistered Sales of Equity Securities.
The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Stock Consideration was issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.
Item 7.01     Regulation FD Disclosure.
On August 1, 2024, Occidental issued a press release announcing the completion of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information set forth in this Item 7.01 and the Exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01     Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.
The audited consolidated financial statements of CrownRock as of and for the year ended December 31, 2023 and the related notes thereto are incorporated by reference in this Current Report on Form 8-K from Occidental’s Current Report on Form 8-K, filed with the SEC on July 19, 2024.
The unaudited condensed consolidated financial statements of CrownRock as of and for the three months ended March 31, 2024 and the related notes thereto are incorporated by reference in this Current Report on Form 8-K from Occidental’s Current Report on Form 8-K, filed with the SEC on July 19, 2024.
(b) Pro forma financial information.
The pro forma financial information required by this Item 9.01(b) for the year ended December 31, 2023 and the three months ended March 31, 2024 was previously filed in Occidental’s Current Report on Form 8-K, filed with the SEC on July 19, 2024, and is incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement, dated August 1, 2024, by and among Occidental Petroleum Corporation, CrownRock Holdings, L.P., and CrownRock GP, LLC.

99.1	Press Release, dated August 1, 2024, issued by Occidental Petroleum Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2024	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Chief Compliance Officer and Corporate Secretary